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                                                                    EXHIBIT 10.3
                                                                    ------------

                                 PROMISSORY NOTE

$2,000,000.00                                                   Cincinnati, Ohio
                                                                  August 9, 1996

         For value received, receipt of which is hereby acknowledged, the undersigned (jointly and severally if more than one) promises to pay to the order of STAR BANK, N.A. (hereinafter the "Bank") the sum of Two Million Dollars and 00/100 Dollars, ____ interest, as set forth below, upon the unpaid balance for the period outstanding, except there shall be a minimum interest charge of $50.00. This note is __, is not __, issued under the provisions of a loan agreement dated August 9, 1996.

RATE OF INTEREST AND ITS CALCULATION

                                       *See Loan Agreement for Rate Conditions.

__ A fixed rate of ________% per annum.

__ A floating rate equal to __ the Bank's Prime Rate (currently _______% per annum), or __ the following other index rate:
____________________________________, PLUS an additional _____% per annum. The initial rate will be ____% per annum.

         "Prime Rate" shall mean the rate announced as such from time to time by the Bank. The Prime Rate is determined solely by the Bank pursuant to market factors and its own operating needs and is not necessarily the Bank's best or most favorable rate for commercial or other loans. If the rate of interest is to float with the Bank's Prime Rate or another index, as described above, then the rate of interest shall be adjusted to reflect changes in the applicable index on __ the same day as the applicable index changes or __
_________________________________.

         Interest shall be computed on the basis of a year consisting of 360 days but applied to the actual number of days elapsed. At the option of the Bank, (a) prior to acceleration of this note, in the event any interest of principal amounts remain unpaid pasty thirty (30) days of the date due, and/or
(b) upon the occurrence of any other default under this note or upon the acceleration of this note, interest will be paid on the outstanding principal amount of this note, at the rate specified above plus an additional three percent (3%) per annum up to any maximum rate permitted by law.

FREQUENCY OF PAYMENT AND MATURITY

                                 * See Loan Agreement for Repayment Conditions.

__ This note is a single payment note. Principal balance (plus all interest and unpaid fees) are due and payable on _____________, 19__.
__ This note is a multi-payment note. Final principal balance (plus all interest and unpaid fees) are due and payable on July 31, 1997.

  Payment Amount $_____________ Date of First Payment _______________, 19__.

  Payment Frequency (on same date of each succeeding _______________).
                                                            (M/Q/SA/A)

  __ Payment Amount includes both interest and principal.
  __ Payment Amount includes principal only (interest is additional).
  __Other ____________________________________________________________________.

         In the event that the undersigned should fail to make any payment hereunder within ten (10) days of the date due, the undersigned shall pay the Bank a fee in an amount of up to 5 percent (5%) of the amount of such payment, but in no event less than $50.00, which fee shall be immediately due


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and payable without notice or demand.

COLLATERAL

         The undersigned (jointly and severally if more than one) hereby grants to the Bank a security interest in the following property:

Security Agreement covering Inventory, Accounts Receivable, Equipment,
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Furniture, Fixtures and General Intangibles
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together with all additions thereto and substitutions therefor, and the proceeds, products, and any insurance or damage claims with respect thereto. The undersigned and any endorser, guarantor, or surety of this note (hereinafter individually and collectively the "Obligors") also grant the Bank a security interest in all other property of Obligors or in which Obligors have an interest now or hereafter in the possession of the Bank or in which the Bank has a security interest or mortgage, together with all additions thereto and substitutions therefor, and the proceeds, products and any insurance or damage claims with respect thereto; provided, that such security interest shall not be created in any household furnishings or other goods used by any individual Obligors for personal, family or household purposes. The security interests granted to the Bank herein secure the payment of (i) the loan evidenced by this note and all fees and charges due hereunder; (ii) all other loans, indebtedness, and liabilities of the Obligors, or any of them, to the Bank howsoever evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and whether incurred alone or with others, as maker, endorser, guarantor, or surety and including any extensions or renewals thereof, (iii) interest and financing fees on such loans, indebtedness, and liabilities; and (iv) all costs of collection and attorneys' fees incurred by the Bank in collecting or enforcing such loans, indebtedness, liabilities, or realizing on any security interest securing such loans, indebtedness, and liabilities (all such loans, indebtedness, liabilities, interest, costs, and fees hereinafter the "Obligations"). Any separate security agreement or instrument in which any of the Obligors grants the Bank any security interest shall supplement the security provisions hereof, and any inconsistency between the provisions of this note and such agreement or instrument shall be interpreted in all respects in favor of the Bank.

         The Obligors further grant the Bank a security interest in all deposits and account balances and credits of the Obligors or other sums, credited by or due from the Bank to the Obligors in the possession of or in transit to the Bank, now existing or hereafter arising, and all proceeds thereof, and the Bank may treat such deposits and sums as security for the payment of the Obligations. To the extent the Obligations are due and payable, the Bank may apply or set off such deposits or other sums against the Obligations as the Bank deems appropriate, and/or refuse to honor orders to pay or withdraw such deposits or sums.

         The property in which the Bank is granted a security interest hereunder, and all additions thereto and substitutions therefor, and the proceeds, products and any insurance or damage claims with respect thereto, are hereinafter collectively referred to as the "Collateral". The Obligors or any other person who owns securities which are Collateral, shall provide the Bank with the certificates representing such securities endorsed in blank or accompanied by assignments or stock powers sufficient to transfer title to such securities to the Bank or its nominee, and shall hold in trust for and immediately deliver to the Bank with such endorsements, assignments, or powers all securities received in addition to or in exchange for such securities and all rights to subscribe to securities incident thereto.


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THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE PROVISIONS ON THE REVERSE SIDE
HEREOF CONSTITUTE A PART OF THIS AGREEMENT AND ACKNOWLEDGES RECEIPT OF A TRUE AND COMPLETELY FILLED IN COPY OF THIS INSTRUMENT AT THE TIME OF SIGNING.

         THE FOLLOWING SHALL BE APPLICABLE IN ANY JURISDICTION OR CIRCUMSTANCE IN WHICH THE APPLICATION OR EFFECT OF SAME IS NOT PROHIBITED BY LAW, AND IS VOID AND OF NO EFFECT IN ANY JURISDICTION OR CIRCUMSTANCE IN WHICH SAME IS PROHIBITED BY LAW:

         Each of the undersigned as maker or endorser, hereby authorizes any attorney-at-law to appear in any court of record in any county in the State of Ohio or elsewhere where any of the undersigned reside, signed this note or can be found, after the holder declares an event of default and accelerates the balances due under this note, to waive the issuance of service of process and confess judgment against any or all of the undersigned in favor of the holder of this note for the amounts then appearing due, together with the costs of suit, and thereupon to release all errors and waive all right of appeal and stay of execution; but no such judgement or judgements against one of the undersigned shall be a bar to a subsequent judgment or judgments against any of the undersigned against which/whom judgment has not been obtained hereunder. Each of the undersigned agrees and consents that the attorney confessing judgment on behalf of the undersigned hereunder may also be counsel to the Bank or its affiliates, waives any conflict of interest which might otherwise arise, and consents to the Bank paying such confessing attorney a legal fee or allowing such attorney's fees to be paid from any proceeds of collection of this Note or collateral security therefor. The undersigned are jointly and severally liable hereon and this warrant of attorney to confess judgment is a joint and several warrant of attorney.

         WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE (OHIO REVISED CODE SECTION 2323.13).

Address  441 Vine Street Suite 700             Kendle Research Associates, Inc.
       ----------------------------            --------------------------------
 Cincinnati, Ohio 45202                        By: Timothy M. Mooney
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                                   ENDORSEMENT

Endorser                                       Endorser
        ---------------------------                    ------------------------
Address                                        Address
       ----------------------------                   -------------------------

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         The Bank may at its option at any time after the occurrence of an event of default (i) transfer the Collateral at any time to itself or its nominee, with or without a designation that the Bank is a pledgee, and take any other action necessary to become record holder of any Collateral, (ii) exercise all rights and privileges in connection with the Collateral to which the Bank or its nominee may be entitled as record holder thereof, and (iii) receive the income from the Collateral and hold the same as additional Collateral or apply it as the Bank deems appropriate against the principal or interest due on this note or any other Obligations. No such transfer of Collateral by the Bank to itself or its nominee shall operate to discharge the Obligations. The Bank may operate, use, and exercise any right of ownership pertaining to the Collateral which the Bank deems necessary to preserve the value of the Collateral as security for the Obligations, and the Obligors irrevocably appoint the Bank as attorney-in-fact to do all things and acts in connection therewith. The Bank shall not be liable to the Obligors, other owners of the Collateral, or any third party for damages arising from the manner in which the Bank holds, operates, uses or exercises rights of ownership pertaining to the Collateral.

         Should the Bank deem itself insecure, the Obligors shall deliver to the Bank such additional Collateral as the Bank requests. At any time, at the Bank's request, the Obligors shall sign all financing statements, trust receipts, security agreements, mortgages, deeds of trust, registration agreements, or other documents which the Bank deems necessary to evidence, perfect, secure, preserve, protect, or enforce existing or additional security interests in the Collateral, or to facilitate sale or other realization by the Bank of same, and the Obligors irrevocably appoint the Bank as attorney-in-fact (which power of attorney is couple with an interest) to do all things and acts which the Bank deems necessary in connection therewith.

         If, at the time of the payment, discharge, and surrender of this note, the Obligors are directly or contingently liable to the Bank as maker, endorser, surety, or guarantor of any other instrument, or are directly or contingently liable to the Bank for any other reason, the Bank may continue to hold any of the Collateral to secure such liability and may thereafter exercise all rights granted herein with respect to such Collateral. The Bank may at any time at its option demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral. The Obligors shall take all steps necessary to preserve all rights in the Collateral against prior parties, but the Bank shall not be required to take any such steps.

FEES AND EXPENSES

         The Obligors shall, at the option of the Bank and in addition to any other amounts to be paid hereunder, pay to the Bank upon demand (i) in the event that the loan evidenced by this note is not a revolving credit loan, a minimum fee of $25.00 for each renewal, extension, modification or amendment of this note (or such higher amount the Obligors and the Bank may negotiate), (ii) all fees and charges incurred by the Bank in connection with title and lien searches on the Collateral and filing and recording documents to evidence, protect or perfect the Bank's lien on any Collateral, (iii) a fee of $25.00 in connection with each substitution, exchange or release of any Collateral at the request of any Obligor, (iv) all costs of collection and attorney's fees incurred, related to and/or paid by the Bank in enforcing this note, and (v) all costs and expenses incurred by the Bank in connection with any change of law or governmental rules, regulations, guidelines or orders (or any interpretation thereof) or the introduction of new laws, regulations or guidelines affecting this note or the loan evidenced by this note. The Obligors agree to defend, indemnify and hold the Bank


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harmless from any liability, obligation, cost, damage or expense (including attorney's fees and legal expenses) for taxes (other than income taxes), fees or third party claims which may arise or be related to the execution, delivery, payment or performance of this note or realization by the Bank as to the Collateral.

DEFAULT

         At the Bank's option, all Obligations shall become immediately due and payable without notice or demand (except that all Obligations shall become automatically due and payable upon the occurrence of an event of default described in (v) or (vii) below), upon the occurrence of any of the following events of default: (i) failure of the Obligors to deliver additional collateral as provided above; (ii) default in the payment or performance of any of the Obligations, or breach of any covenant or default as to any liability contained or referred to in this note; (iii) any representation or warranty made by any of the Obligors to the Bank is or becomes false in any material respect; (iv) an event of default occurs under any other document, agreement or instrument between any Obligor and the Bank or delivered by any Obligor to the Bank; (v) any Obligor does not repay when due any borrowed money obligation or the holder of such obligation declares or may declare such obligation due prior to its stated maturity; (vi) failure to pay when due any premium on any insurance policy held as or supporting any of the Collateral; (vii) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy, insolvency, or reorganization was by or against any of the Obligors; (viii) if, in the opinion of the holder, there has been a material adverse change in the financial affairs or operating condition of any of the Obligor's or in the value of the Collateral; (ix) levy upon, attachment of seizure by legal process of any Obligor's property or the institution of garnishment or attachment proceedings against any Obligors; or (x) if the Bank for any good faith reason deems itself insecure. Such listing of events of defaults shall not affect the Bank's right otherwise to make demand if this note is payable on demand. Upon the occurrence of any such event of default, and at any time thereafter, the Bank may exercise all rights and remedies of a secured party under the Uniform Commercial Code as adopted in the state where the principal office of the Bank is located or under the laws of any state where Collateral is located, exercise all voting rights and receive all dividends and other distributions related to any securities which are Collateral, and without making demand against any person for payment of the Obligations or first resorting to any other Collateral, the Bank may sell or otherwise dispose of any or all of the Collateral (with the right to bid for and buy free from any redemption right) at public or private sale or at any broker's board or exchange, for cash, upon credit, or for future delivery. Any requirement of reasonable notice under the Uniform Commercial Code shall be met if such notice is mailed, postage prepaid, to the person entitled to such notice at least five (5) days prior to the sale or disposition of the Collateral. The Obligors acknowledge that a public sale would not be commercially reasonable in the event that the Bank, in its sole discretion, deems that a public sale would require a registration of Collateral under any federal or state securities law, and in such case the Obligors waive any right to require a public sale on the ground that the proceeds of a private sale may be less than the proceeds of a public sale.

OTHER

         If at any time the rate of interest charged in this note (the "Applicable Rate"), together with


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all fees and charges provided for herein or in any other document or instrument executed or delivered in connection herewith which are treated as interest under applicable law (collectively, the "Charges"), exceeds the maximum lawful rate allowed under applicable law (the "Maximum Rate"), the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; provided, however, that any subsequent reduction in the Prime Rate, or other applicable index as described above, shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned hereunder equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in the Obligors having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by the Bank shall be credited on the principal balance owing hereunder (or, if all sums owing hereunder have been paid in full, refunded to the Obligors), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise provided for hereunder.

         The Obligors shall at all reasonable times and from time to time allow the Bank, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from the Obligors' books and records. The Obligors further agree to provide to the Bank, upon demand, statements and information with respect to the Obligors' businesses, including but not limited to profit and loss reports, balance sheets and other financial statements and listings of Collateral. All such financial date and listings of the Collateral shall be compiled in accordance with generally accepted accounting principles consistently applied.

         No delay or omission of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

         The Obligors waive presentment, demand for payment, notice of protest, notice of non-payment, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of this note. The Obligors consent to any extension or postponement of the time for payment or any other indulgence granted by the Bank, to any substitution, exchange, or release of Collateral, and to the addition or release of any person primarily or secondarily liable hereunder. Further, each of the Obligors authorizes and ratifies any payment of any of the Obligations by any other Obligors to the same extent as if made collectively or by each of them individually, and agrees, consents, and confirms that any extension of any statute of limitations resulting from such payment and affecting enforcement or collection of the Obligations shall to the same degree also extend the statute of limitations applicable to all Obligors affecting enforcement or collection of the Obligations. Each of the Obligors who is an individual agrees that his death of any other Obligors shall not terminate the powers of or authority granted to the Bank hereunder.

         All notices required to be given to the Obligors or any other person, including notices stating that the Bank has exercised or will exercise any rights hereunder, shall be given to the persons entitled to such notice at their addresses given on the front side of this note or if no address is given, then to the last address known to the Bank. The unenforceability or invalidity of any provisions of this note shall not affect the enforceability or validity of any other provision hereof.


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         All notices required to be given to the Obligors or any other person, including notices stating that the Bank has exercised or will exercise any rights hereunder, shall be given to the persons entitled to such notice at their addresses given on the front side of this note or if no address is given, then to the last address known to the Bank. The unenforceability or invalidity of any provisions of this note shall not affect the enforceability or validity of any other provision hereof.

         IMPORTANT: The loan evidenced by this note shall be deemed made in the state where the principal office of the Bank is located and this note, and all the rights and obligations of the parties hereunder, shall in all respects be governed and construed in accordance with the laws of such state, including all matters of construction, validity and performance. Without limitation on the ability of the Bank to exercise all its rights as to the Collateral security for this note, as to repayment of the amounts owing under this note, the parties agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to this note and the loan, shall be commenced and maintained exclusively in a court of applicable general jurisdiction located in the federal district where the principal office of the Bank is located. The parties also agree that a summons and complaint commencing on action or proceeding in any such courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party if (a) served personally or by certified mail to the party at any of its addresses noted herein, or (b) as otherwise provided under the laws of such state. The interest rate and other terms of this note are, in part, related to the aforesaid provision on jurisdiction, which the Bank deems a vital part of this loan arrangement. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO EXTEND CREDIT EVIDENCED BY THIS NOTE, THE BANK AND THE OBLIGORS EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, THE LOAN EVIDENCED HEREBY THE COLLATERAL PROVIDED HEREIN AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THE BANK AND ANY OR ALL OF THE OBLIGORS.